SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2002

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                 (858) 550-7500 (Registrant's telephone number,
                              including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

Item 5.  Other Events

     Attached hereto are the press releases issued by the registrant on November 12, 2002.



Item 7.  Exhibits

EXHIBIT  NUMBER         DESCRIPTION
---------------         -----------

    99.1                Press Release of the Company dated November 12, 2002

    99.2                Press Release of the Company dated November 12, 2002

    99.3                Press Release of the Company dated November 12, 2002





SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                                    LIGAND PHARMACEUTICALS INCORPORATED




Date :  November 12, 2002           By:      /S/WARNER BROADDUS
                                             --------------------------------
                                    Name:    Warner Broaddus
                                    Title:   Vice President, General Counsel
                                             & Secretary